UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

MADISON SQUARE GARDEN SPORTS CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 465-4111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 24, 2025, New York Knicks, LLC and New York Rangers, LLC (collectively, the “Teams”), wholly-owned subsidiaries of Madison Square Garden Sports Corp. (the “Company”), entered into a Transaction Support Agreement (the “Transaction Support Agreement”) with respect to amendments to the media rights agreements between subsidiaries of MSG Networks Inc. (“MSG Networks”) and the Teams and the restructuring of the debt of subsidiaries of MSG Networks (the “Transactions”). The Transaction Support Agreement contemplates, among other things:

•	amendments to media rights agreements to which the Teams are a party, effective as of January 1, 2025, as follows:

•	New York Knicks:

•	a reduction of 28% in the annual rights fee;

•	an elimination of the annual rights fee escalator; and

•	a change to the contract expiration date to the end of the 2028-29 season, subject to a right of first refusal in favor of MSG Networks;

•	New York Rangers:

•	a reduction of 18% in the annual rights fee;

•	an elimination of the annual rights fee escalator; and

•	a change to the contract expiration date to the end of the 2028-29 season, subject to a right of first refusal in favor of MSG Networks; and

•	the issuance by MSG Networks of penny warrants to the Company exercisable for 19.9% of the equity interests in MSG Networks.

The Transactions will be consummated upon the execution of definitive documents containing terms consistent with those set forth in the Transaction Support Agreement. The Transactions are expected to be complete by June 27, 2025.

The Teams agreed to the amendments to the media rights agreements with subsidiaries of MSG Networks as part of MSG Networks’ debt work-out process with its lenders, which facilitates the continued availability of games of the Teams to their loyal fans through MSG Networks.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the expected timing of the closing of the Transactions, that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements include, without limitation, the failure to obtain governmental and regulatory approvals required for the closing of the Transactions; the failure to satisfy the conditions to the closing of the Transactions; unexpected costs, liabilities or delays in connection with or with respect to the Transactions, including but not limited to changes due to general economic, political and business conditions; potential legal proceedings relating to the Transactions and the outcome of any such legal proceeding; and other risks to the consummation of the Transactions, including the risk that the Transactions will not be consummated within the expected time period or at all. Additional factors that may affect the Company’s future results are identified in the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN SPORTS CORP.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Senior Vice President, Deputy General Counsel & Secretary

Dated: April 25, 2025